UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 7, 2016

REXFORD INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 966-1680

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 7, 2016, Rexford Industrial Realty, Inc., through its operating partnership, Rexford Industrial Realty, L.P., completed the sale of a 153,080 rentable square foot industrial property located at 12910 Mulberry Drive, in Whittier, California (the “Property”). The Property, which was fully leased to a single tenant through May 23, 2016, was sold to an unaffiliated third party owner-user for a contract price of $15.0 million following the lease expiration.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(b)    The following pro forma financial statements are filed herewith:
Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2016 (unaudited)
Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2016 (unaudited)
Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2015 (unaudited)
Notes to the Pro Forma Condensed Consolidated Financial Statements

REXFORD INDUSTRIAL REALTY, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2016 is based on Rexford Industrial Realty, Inc.’s (the “Company”) historical consolidated balance sheet and gives effect to the sale on June 7, 2016 of a 153,080 rentable square foot industrial property located at 12910 Mulberry Drive, in Whittier, California (the “Property”), for a contract price of $15.0 million as if such transaction had occurred on March 31, 2016. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2016 and the year ended December 31, 2015 have been prepared to reflect the estimated effect of the disposition of the Property as if such transaction had occurred on January 1, 2015.
The unaudited pro forma financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been assuming the disposition of the Property had occurred on the dates discussed above, nor is it indicative of the Company’s results of operations or financial condition for future periods. In management’s opinion, all adjustments necessary to reflect the effect of the disposition transaction have been made. The unaudited pro forma condensed financial statements should be read together with the Company’s historical consolidated financial statements and related notes included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2016 filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2016, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 24, 2016.

REXFORD INDUSTRIAL REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of March 31, 2016
(Unaudited and in thousands – except share and per share data)

	Rexford Industrial Realty, Inc. (A)	Property Disposition- Pro Forma Adjustments (B)	Pro Forma Rexford Industrial Realty, Inc.
ASSETS
Investments in real estate, net	$1,106,635	$(4,871)	$1,101,764
Cash and cash equivalents	6,402	13,860	20,262
Rents and other receivables, net	2,939	—	2,939
Deferred rent receivable, net	8,670	(20)	8,650
Deferred leasing costs, net	6,001	(22)	5,979
Deferred loan costs, net	1,296	—	1,296
Acquired lease intangible assets, net	28,802	—	28,802
Acquired indefinite-lived intangible	5,271	—	5,271
Other assets	5,580	—	5,580
Acquisition related deposits	400	—	400
Investment in unconsolidated real estate entities	4,144	—	4,144
Total Assets	1,176,140	8,947	1,185,087
LIABILITIES & EQUITY
Liabilities
Notes payable	444,010	—	444,010
Interest rate swap liability	4,949	—	4,949
Accounts payable, accrued expenses and other liabilities	14,897	(88)	14,809
Dividends payable	7,814	—	7,814
Acquired lease intangible liabilities, net	3,307	—	3,307
Tenant security deposits	11,995	(72)	11,923
Prepaid rents	2,667	—	2,667
Total Liabilities	489,639	(160)	489,479
Equity
Rexford Industrial Realty, Inc. stockholders’ equity
Common Stock, $0.01 par value 490,000,000 authorized and 55,657,428 outstanding as of March 31, 2016	554	—	554
Additional paid in capital	723,074	—	723,074
Cumulative distributions in excess of earnings	(54,192)	8,785	(45,407)
Accumulated other comprehensive loss	(4,728)	—	(4,728)
Total stockholders’ equity	664,708	8,785	673,493
Noncontrolling interests	21,793	322	22,115
Total Equity	686,501	9,107	695,608
Total Liabilities and Equity	$1,176,140	$8,947	$1,185,087

REXFORD INDUSTRIAL REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2016
(Unaudited and in thousands – except share and per share data)

	Rexford Industrial Realty, Inc. (AA)	Property Disposition- Pro Forma Adjustments (BB)	Pro Forma Rexford Industrial Realty, Inc.
RENTAL REVENUES
Rental income	$23,499	$(195)	$23,304
Tenant reimbursements	3,558	(9)	3,549
Other income	313	—	313
TOTAL RENTAL REVENUES	27,370	(204)	27,166
Management, leasing and development services	134	—	134
TOTAL REVENUES	27,504	(204)	27,300
OPERATING EXPENSES
Property expenses	7,543	(52)	7,491
General and administrative	3,602	—	3,602
Depreciation and amortization	11,214	(40)	11,174
TOTAL OPERATING EXPENSES	22,359	(92)	22,267
OTHER EXPENSE
Acquisition expenses	475	—	475
Interest expense	3,254	—	3,254
TOTAL OTHER EXPENSE	3,729	—	3,729
TOTAL EXPENSES	26,088	(92)	25,996
Equity in income from unconsolidated real estate entities	61	—	61
NET INCOME	1,477	(112)	1,365
Less: net income attributable to noncontrolling interest	(52)	4	(48)
NET INCOME ATTRIBUTABLE TO REXFORD INDUSTRIAL REALTY, INC.	1,425	(108)	1,317
Less: earnings allocated to participating securities	(78)	—	(78)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$1,347	$(108)	$1,239
Net income available to common stockholders per share - basic and diluted	$0.02		$0.02
Weighted average shares of common stock outstanding - basic	55,269,598		55,269,598
Weighted average shares of common stock outstanding - diluted	55,416,947		55,416,947

REXFORD INDUSTRIAL REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015
(Unaudited and in thousands – except share and per share data)

	Rexford Industrial Realty, Inc. (CC)	Property Disposition- Pro Forma Adjustments (DD)	Pro Forma Rexford Industrial Realty, Inc.
RENTAL REVENUES
Rental revenues	$81,114	$(744)	$80,370
Tenant reimbursements	10,479	(29)	10,450
Other income	1,013	(4)	1,009
TOTAL RENTAL REVENUES	92,606	(777)	91,829
Management, leasing and development services	584	—	584
Interest income	710	—	710
TOTAL REVENUES	93,900	(777)	93,123
OPERATING EXPENSES
Property expenses	25,000	(240)	24,760
General and administrative	15,016	—	15,016
Depreciation and amortization	41,837	(142)	41,695
TOTAL OPERATING EXPENSES	81,853	(382)	81,471
OTHER EXPENSE
Acquisition expenses	2,136	—	2,136
Interest expense	8,453	—	8,453
TOTAL OTHER EXPENSE	10,589	—	10,589
TOTAL EXPENSES	92,442	(382)	92,060
Equity in income from unconsolidated real estate entities	93	—	93
Gain from early repayment of note receivable	581	—	581
Loss on extinguishment of debt	(182)	—	(182)
NET INCOME	1,950	(395)	1,555
Net income attributable to noncontrolling interests	(76)	15	(61)
NET INCOME ATTRIBUTABLE TO REXFORD INDUSTRIAL REALTY, INC.	1,874	(380)	1,494
Less: earnings allocated to participating securities	(223)	—	(223)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$1,651	$(380)	$1,271
Net income attributable to common stockholders per share - basic and diluted	$0.03		$0.02
Weighted average shares of common stock outstanding - basic and diluted	54,024,923		54,024,923

REXFORD INDUSTRIAL REALTY, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Balance sheet adjustments

(A)
Represents the unaudited historical balance sheet of the Company as of March 31, 2016. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, filed with the SEC on May 10, 2016.

(B)
Adjustments reflect the net sale proceeds received from the sale of the Property and the elimination of the related account balances as if the sale was consummated as of March 31, 2016. Cumulative distributions in excess of earnings and Noncontrolling interests have been increased to reflect the receipt of net sale proceeds and removal of assets and liabilities related to the sale, as follows (in thousands):

Contract sale price	$15,000
Closing credits and transaction costs	(1,140)
Net proceeds from sale	$13,860
Net book value of the Property	(4,753)
Gain on sale	$9,107

2.	Income statement adjustments
(AA) Represents the unaudited historical consolidated statement of operations of the Company for the three months ended March 31, 2016. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, filed with the SEC on May 10, 2016.
(BB) The pro forma adjustments reflect the results of operations for the Property for the three months ended March 31, 2016.
(CC) Represents the audited historical consolidated statement of operations of the Company for the year ended December 31, 2015. See the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on February 24, 2016.
(DD) The pro forma adjustments reflect the results of operations for the Property for the year ended December 31, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.
June 13, 2016	/s/ Adeel Khan
Adeel Khan Chief Financial Officer and Secretary